SUB-ITEM 77H

                                           MFS SERIES TRUST I ON BEHALF OF:
                                                 MFS Core Growth Fund
                                           MFS Science and Technology Fund
                                                MFS Japan Equity Fund


As of August 31, 2000, entities beneficially owning more than 25% of any one Series voting securities, thereby becoming controlling entities of such Series, are those entities as follows:


                                                                                         % OF
                                                                                        SHARES
SERIES                                        OWNER AND ADDRESS                          OWNED
MFS Japan Equity Fund                         MFS Fund Distributors, Inc.              99.27%
A Shares                                      Mass Financial Services Company
                                              Attn: Thomas B. Hastings
                                              500 Boylston Street, Ste. 9
                                              Boston, Massachusetts  02116-3740









As of August 31, 2000, entities no longer beneficially owning more than 25% of any one Series voting securities, thereby ceasing to be controlling entities of such Series, are as follows:




SERIES                                        OWNER AND ADDRESS


MFS Core Growth Fund                           MFS Defined Contribution Plan
Class I Shares                                 C/o Mark Leary
                                               Massachusetts Financial Services
                                               500 Boylston Street
                                               Boston, MA  02116-3740



MFS Science and Technology Fund                MFS Defined Contribution Plan
Class I Shares                                 c/o Mark Leary
                                               Massachusetts Financial Services
                                               500 Boylston Street
                                               Boston, MA  02116-3740

